FEDERATED KAUFMANN FUND
A PORTFOLIO OF FEDERATED EQUITY FUNDS

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS K SHARES

SUPPLEMENT TO PROSPECTUSES DATED DECEMBER 31, 2006.

1. UNDER THE SECTION ENTITLED "WHAT ARE THE FUND'S INVESTMENT STRATEGIES?" PLEASE DELETE THE FIRST PARAGRAPH AND REPLACE IT WITH THE FOLLOWING:
In seeking to meet its objective, the Fund invests primarily in the stocks of small and medium-sized companies that are traded on national security exchanges, NASDAQ stock market and on the over-the-counter market. Up to 30% of the Fund's net assets may be invested in foreign securities. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business and/or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. When investing in foreign securities, the Fund's Advisor may emphasize investment in a particular country or group of countries which may subject the Fund to the risks of investing in such country or group of countries and/or emerging market risks to a greater extent then if the Fund's foreign security exposure was diversified over a greater number of countries. When deciding which securities to buy the Fund considers:

   {circle}THE GROWTH PROSPECTS OF EXISTING PRODUCTS AND NEW PRODUCT
           DEVELOPMENT;
   {circle}THE ECONOMIC OUTLOOK OF THE INDUSTRY;
   {circle}THE PRICE OF THE SECURITY AND ITS ESTIMATED FUNDAMENTAL VALUE; AND {circle}RELEVANT MARKET, ECONOMIC AND POLITICAL ENVIRONMENTS.

2. UNDER THE SECTION ENTITLED "WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?" PLEASE DELETE THE DEFINITION OF RISKS OF FOREIGN INVESTING AND REPLACE IT WITH THE FOLLOWING:

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
 Foreign companies may not provide information (including financial statements) as frequently or completely as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
 Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.
When the Fund's investment in foreign securities emphasizes a particular country or group of countries, the Fund may be significantly affected by the economic, political or regulatory developments affecting such country or group of countries. Additionally, natural disasters affecting such country or countries could have an adverse effect on the Fund's investment in companies located in such country.

                                                                June 6, 2007

Cusip  314172677
Cusip  314172669
Cusip  314172651
Cusip  314172644
36922 (06-07)




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